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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 2, 1997



                           DOMINION BRIDGE CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                         1-10372                      23-2577796
State or other                    (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation or
organization

                               500 Rue Notre Dame,
                                     Lachine
                                 Quebec, H8S 2B2
                     (Address of principal executive office)


                  Registrant's telephone number: (514) 634-3550

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Proforma financial information.

                  Not applicable.

         (c)      Exhibits (referenced to Item 601 of Regulation S-K).

                  3(i) Certificate of Correction to Certificate of Incorporation
                         of Dominion Bridge Corporation, as filed June 2, 1997.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DOMINION BRIDGE CORPORATION



Dated:  June 2, 1997                    By: /s/ Michel L. Marengere
                                           ------------------------
                                            Michel L. Marengere,
                                            Chairman and CEO
                                            (Chief Executive Officer)